NuScale Power 2023 Analyst Day

2NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Forward-Looking Statements This presentation (“Presentation”) and any oral statements made in connection with the Presentation do not constitute an offer to sell or a solicitation of an offer to buy any securities. Certain statements in this Presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the expectations, hopes, beliefs, intentions or strategies of NuScale Power Corporation (the “Company”) regarding the future, including, without limitation, statements regarding plans for research and development programs and expectations regarding revenues and profitability. In addition, any statements regarding projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, general economic conditions and other risks, uncertainties and factors (a) set forth in the section entitled “Cautionary Statement Regarding Forward-Looking Statements and Risk Factors”” in the Company’s annual report on Form 10-K for the period ended December 3, 2022, the Form S-1 filed on March 20, 2023 and declared effective on March 23, 2023, the Registration Statement on Form S-3 filed on June 1, 2023 and declared effective on June 5, 2023, and under similar headings in subsequent filings with the SEC, and (b) associated with companies like the Company that operate in the energy industry. Such differences may result both from actions within the control of the Company, such as capital investments, asset acquisitions, and marketing initiatives, and from actions outside the control of the Company, such as the demand for the Company’s products, changes in technology, competition and general economic and market conditions. Nothing in this Presentation should be regarded as a representation that any forward-looking statement set forth herein, or the results of any forward-looking statement, will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statement herein to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company. The information contained in this Presentation was prepared by the Company and/or obtained from outside sources. All information presented in this Presentation with respect to estimates and projections as to future operations are based on material prepared by the Company and involves significant elements of subjective judgment and analysis, which may or may not be correct. Neither the Company nor any of its affiliates assumes any responsibility for the accuracy or completeness of the information contained within this Presentation. This Presentation does not, and if hereafter supplemented, will not, contain all of the information that may be required to evaluate any investment in the Company. The Company makes no representations or warranties, express or implied, as to the accuracy or completeness of the information contained in this Presentation and nothing herein is, or shall be relied upon as, a representation or warranty with respect to past or future facts or results. This Presentation includes industry and market data, including forecasts and other forward-looking information, obtained from, among other sources, reports of governmental agencies, industry publications, studies and surveys, and internal company surveys. Such reports, industry publications, studies, surveys, and forecasts generally state that the data contained therein has been obtained from sources believed to be reliable, but that data may be incomplete or inaccurate. Such data has not been independently verified, and the Company makes no representation as to the accuracy or completeness of such data or any assumptions relied upon therein. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source. Other Items This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. You are encouraged to read the Company’s reports and other documents filed with the SEC. Such reports and other documents may be obtained free of charge at the SEC’s website at www.sec.gov. This Presentation is based upon work supported by the Department of Energy under Award Number DE-NE0008928. This Presentation was prepared as an account of work sponsored by an agency of the United States (U.S.) Government. Neither the U.S. Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the U.S. Government or any agency thereof. The views and opinions of authors expressed herein do not necessarily state or reflect those of the U.S. Government or any agency thereof.

Agenda

Session	Time
NuScale Power's Vision and Strategy John Hopkins, President and Chief Executive Officer	8:15am
Unparalleled Technology, Safety and Innovation Dr. José Reyes, Co-Founder and Chief Technology Officer	
Nuclear: A Once-in-a-Generation Moment (Q&A) Maria Korsnick, President and Chief Executive Officer, NEI	
Capturing Global Commercial Deployment Opportunities Clayton Scott, Chief Commercial Officer	
Robust Supply Chain and Services Tom Mundy, President, VOYGR Services and Delivery	
Q&A	9:45am
Break	
Consistent Delivery Through Operational Excellence Carl Fisher, Chief Operating Officer	10:05am
Primer on NRC Process and Expectations (Q&A) Steve Burns, Former NRC Chairman and Commissioner	
Well-Positioned for Global Regulatory Leadership Carrie Fosaaen, Vice President, Regulatory Affairs	
Financial Strategy and Outlook Ramsey Hamady, Chief Financial Officer	
Q&A	11:10am
Closing Remarks John Hopkins, President and Chief Executive Officer	
Technology Demonstration Dr. José Reyes, Co-Founder and Chief Technology Officer	11:30am

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NuScale’s Vision and Strategy John Hopkins President and Chief Executive Officer

5NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Power for All Humankind Transformational small modular reactor (SMR) provider well- positioned as a first-mover and long-term leader Massive market opportunity to power decarbonized energy transition, expand reliable energy security, and support process heat applications Poised for long-term profitable growth and continued near-term commercial deployment due to new customer and strong pipeline opportunities Significant technology, regulatory, and operational competitive advantages will drive sustainable value creation for the world and shareholders

NuScale at a Glance (NYSE: SMR)

Who We Are and What We Do

Technology Provider

1st and only U.S. Nuclear Regulatory Commission (NRC) approved SMR

- ✓ ~$1.6B cumulative capital invested to date
- ✓ 16 years of R&D and testing (founded in 2007)

IP Owner

686 total patents

- ✓ 505 granted
- ✓ 181 pending trade secrets

Original Equipment Manufacturer (OEM)

545 employees with unparalleled experience

- ✓ ~33% earned Masters in Engineering/Science degrees
- ✓ ~15% are military veterans
- ✓ ~60% ages 30-49
- ✓ ~44% either female or person of color


NUSCALE







NuScale is the Leading SMR Technology Provider and an OEM

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7NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Independent energy production company with 45+ years of experience Robust global pipeline of energy production plants to be powered by NuScale’s SMR Technology Overview Partnership Accelerates and Expands Our Technology Deployment Strategic Partnership Spotlight | ENTRA1 Energy Partnership End-User Value Creation Newest Customer Exclusive relationship as we expand globally Energy production plants are developed and owned by ENTRA1 with NuScale-inside supplying safe, reliable, 24/7, carbon- free, baseload secured energy to a variety of offtakers/end-users Single hub solution to meet growing energy demand Bespoke structures to meet unique customer needs NuScale is supplying projects with two 12-module, 924 MWe power plants

8NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Transition Requires Massive Increase in Carbon-Free Capacity Additions for Electricity Needs Alone Established Leader in Capturing Attractive SMR Addressable Market Opportunity • Expected to capture a meaningful portion of the growth in baseload generation capacity How We’re Well Positioned New Nuclear Industry Trends • SMR first-to-market advantage with mature regulatory, technology and manufacturing readiness • Attractive design features that provide best-in-class flexibility, safety and cost effectiveness • SMRs likely to account for about 1/3 of all nuclear new builds

NuScale Can Power a Range of Applications Critical to Energy Transition


NuScale Integration System
OIL REFINERIES
Oil Refineries Study Reduction of Carbon Emissions (Fluor and NuScale)
HYDROGEN PRODUCTION
Hydrogen Production Study High Temperature Steam Electrolysis (INL and NuScale)
DATA CENTER/AI
Clean Energy for Growing Demand (NuScale, ENTRA1 and Standard Power)
DESALINATION
Desalination Study Sized for the Carlsbad Site (Aquatech and NuScale)
MISSION CRITICAL FACILITIES
Reliable Power for Mission Critical Facilities (NuScale)
WIND
Integration with wind study Horse Butte Site (UAMPS, ENW and NuScale)
NUSCALE PLANT

Only Near-term Deployable SMR

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10NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Many Sectors Still Desperately Need to Decarbonize Energy Consumption Our Technology Can Provide Solutions to Diverse Set of Energy Transition Needs Total U.S. Greenhouse Gas Emissions by Economic Sector (2021) Source: EPA – Sources of Greenhouse Gas Emissions, April 2023 Key NuScale Capabilities • Produce steam and electricity for industrial applications • Provide electricity for heating and cooling as well as cooking and district heating needs • Generate clean hydrogen for ammonia and other uses • Contribute electricity to support U.S. government target of 50% electric vehicle sales by 2030

Significant U.S. Government Support for SMRs to Help Power the Energy Transition

Funding for NuScale SMR Technology Development

Development Support

- To date, DOE has granted awards totaling $650M+

Commercial Project Support

- Carbon Free Power Project - DOE awarded a 10-year ~$1.4B cost share grant in 2020
- RoPower - Multinational public-private partnership to provide ~$275M to advance deployment

Strong Bi-Partisan Support for **DOE's** SMR Program Since 2014[1]

$1B+
in appropriations for
SMR specific program

Other Bi-Partisan Legislation Supporting SMR Deployment

ADVANCE Act introduced to support development and deployment

International Nuclear Energy Act reintroduced to encourage harmonization

Key Inflation Reduction Act (IRA) Provisions

Provides Significant Tax Credits for Advanced Nuclear, SMRs

- Loan Guarantee Expansion
- Advanced Energy Project Credit
- Clean Hydrogen Credit
- Coal Plant Repurposing

Support Highlights the Potential SMRs Have to Provide Energy Solutions

1. Source – Department of Energy Data

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NUSCALE Power for all humankind

12NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Assembled Team with Skills Needed for Next Stage of Development Seasoned Management Team is a Key Competitive Advantage John Hopkins President & Chief Executive Officer Since 2012 Ramsey Hamady Chief Financial Officer Since 2023 UNITED STATES NUCLEAR REGULATORY COMMISSION Since 2007 Since 2023 Since 2022 Since 2012 Since 2016 Jose Reyes, Ph.D. Co-Founder & Chief Technology Officer Carl Fisher Chief Operating Officer Tom Mundy President, VOYGR Services & Delivery Robert Temple General Counsel Clayton Scott Chief Commercial Officer UNITED STATES NAVY UNITED STATES NAVY

How We Win | Strategy for Long-term Profitable Growth

Accelerating
technology and manufacturing readiness

- Obtaining swift Standard Design Approval for 77 MWe design
- Leveraging mature and extensive partner and supplier ecosystem
- Harnessing repetitive factory fabrication benefits
- Executing on First-of-a-Kind technology design

Deploying
best-in-class designs and manufacturing processes

- Producing modules for current projects
- Earning services revenue before and after commercial operation date
- Progressing projects with new customers in global pipeline
- Establishing best-in-class Nth-of-a-Kind technology design

Expanding
markets, applications and capabilities

- Entering new international markets in Europe, Far East and Africa
- Engaging to harmonize global regulatory frameworks
- Capturing coal-to-clean and industrial hydrogen opportunities
- Capitalizing on industrial process heat applications
- Leveraging ENTRA1 partnership to offer tailored customer solutions with accelerated pipeline growth

Pivoting from R&D Focus to Commercialization and Product Delivery

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NUSCALE Power for all humankind

14NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Driving Long-term Customer and Shareholder Value Creation Sustainable Competitive Advantages Fuel Advanced Nuclear Leadership Mature Technology & Intellectual Property Operational & Regulatory Excellence Deep Industry Relationships Strategic Partner & Supplier Ecosystem Mission & Safety Driven Culture Seasoned Management Team

José N. Reyes, Ph.D. Unparalleled Technology, Safety and Innovation Co-Founder and Chief Technology Officer

16NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NuScale is Mission Driven to Help Solve Key Global Energy Problems Well-Positioned to Address the Most Critical Domestic and Global Needs Provide scalable advanced nuclear technology to improve the quality of life for humankind around the world Progress People, Planet, and Prosperity through social equity, environmental stewardship and economic development Mission Purpose and Values Key Global Energy Problems Decarbonization Data processing and AI Energy security and diversification Solar, wind and battery complements Revitalization of communities

17NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Technology and Innovation Priorities Mission to improve quality of life fuels our technological development and innovation Poised for sustainable SMR regulatory and commercial leadership due to our unparalleled design safety features Safety, simplicity, and efficiency of module and plant designs drive important differentiators from traditional nuclear, renewables and other potential SMRs Well-positioned for application expansion and to develop new solutions for attractive markets and customers

18NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Our Core Technology | NuScale Power Module™ Reactor Pressure Vessel Pressurizer Containment Electrical Capacity Modules per Plant Design Life Fuel Supply Safety Emergency Planning Zone (EPZ) 77 MWe Up to 12 (924 MWe) 60+ years Existing light water reactor nuclear fuel Walk-away safe NRC-approved site boundary EPZ Committed to Innovation and Ingenuity Key Specifications Steam Generators Reactor Core 76 ft 15 ft Reactor Building Houses NuScale Power Module™, Spent Fuel Pool and Reactor Pool

19NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Unparalleled Safety and Demonstration ✓ 67 years of civilian and naval operational experience ✓ Used in more than 350 commercial reactors globally, and 83 nuclear- powered ships ✓ Natural circulation with light water pressurized and packaged in a small integral reactor vessel ✓ Well-known, commercially and economically available low- enriched uranium dioxide fuel Best-in-Class Data Quality and Risk Assessment Validations Proven Light Water Reactor (LWR) Technology $150M+ Expended on State-of-the-Art Test Programs and Demonstrations

Setting SMR Standards for Design Safety and Innovation



Unlimited Coping Period[1] for Reactors

Coping Period Comparison:
Extreme Station Blackout & AC/DC Power Loss

Generation II Reactors: 4-8 Hours with Significant Operator Actions Required ⊗

Generation III & III+ Reactors: Up to 72 Hours with No Operator Actions ⊗



ONLY SMR WITH UNLIMITED
NO OPERATOR ACTIONS OR EXTERNAL SUPPORT ✓

NRC-Approved Site Boundary Emergency Planning Zone (EPZ)

✓ Significantly smaller radius than traditional nuclear

✓ **"At-the-fence"** proximity to end-users

✓ Increased siting flexibility and decreased operating costs

Unparalleled Capability and Performance

"Black-Start" and "Island Mode"
No grid power or connection required – first for a nuclear power plant

First Responder Power
Can inject power back into the system to support grid restoration

Highly Reliable, 24/7 Carbon-free
Clean energy to mission-critical with reliability over the 60-year plant lifetime

Proven Safety Features Drive Credibility with Regulators and Customers

1. Coping period is defined as time available from loss of all AC power to the safety bus until onset of core damage if no counter measures

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NUSCALE Power for all humankind

First-Mover in Providing the Only Viable Zero-Emission Baseload Technology

		Key Criteria		
Generation Type	Approx. 2020 U.S. Generation Volume Mix (EIA)	Baseload Capable/ Dispatchable?	Zero-Emission?	Effectively Deployable at Scale?
Gas/Oil	39%	✓	⊗	✓
Coal	23%	✓	⊗	✓
Nuclear: Large Scale	19%	✓	✓	⊗
Hydroelectric	8%	✓	✓	⊗
Wind	7%	⊗	✓	?
Solar	2%	⊗	✓	?
Biomass	2%	—	⊗	⊗
Geothermal	<1%	✓	✓	⊗
Nuclear: SMR	-	✓	✓	✓
Hydrogen	-	✓	?	?
Fusion	-	✓	✓	?

SMRs Critical for Faster, Economically Viable Carbon-Free Energy Transition

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Many Advantages Compared to Large-Scale Nuclear Power





	Large-Scale Nuclear Power Plant	Why Our 12-Module Design is Better
Power Output	1,000-1,600 MWe per reactor	924 MWe; scalable
Size/Siting	>1 sq. mile; 10-mile EPZ	0.06 sq. mile; EPZ at site perimeter
Flexibility	Primarily used for baseload power	Baseload; industrial heat; hydrogen; renewable support
Safety	Higher maintenance; active safety systems	Indefinite self-cooling; no AC/DC or added H_2O; passive
Construction	8+ years; high-level of customization	~3 years; standardized, factory-fabricated modules
Refueling	25 days outage; 92% capacity factor	Continuous refueling; 95% capacity factor

Creating Value Through Better Siting, Flexibility, Safety and Operating Efficiency

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NUSCALE
Power for all humankind

NuScale is Years Ahead of the SMR Competition



Selected Differentiators	NUSCALE	Advantages Over Other LWRs and Non-LWRs[1]	
		Other LWRs	Non-LWRs[2]
Underlying Technology Track Record	✓ Light water reactor (LWR) (60+ years history)	Same as NuScale	Relatively limited
Fuel Supply Infrastructure	✓ Exists (50+ years history)	Same as NuScale	Does not exist today
Manufacturing Infrastructure	✓ Multiple suppliers for all components	Same as NuScale	Largely in place, but risks exist
U.S. NRC Licensing	✓ Standard Design Approval in 2020 Design Certification in 2023 Second Standard Design Approval Application (SDAA) Accepted in 2023	None (applications not yet submitted)	None (applications not yet submitted)
Coping Period	✓ Unlimited	Varies (between 7-days and unlimited)	Goal of unlimited
Unmatched Capabilities	✓ Innovations including "black-start," "island mode," off-grid operation, and site boundary EPZ	TBD	TBD

Strategic Design Decisions as Important as Regulatory First-Mover Advantage

1. Does not include micro-reactors
2. For example; high temperature gas cooled, molten salt, and fast-reactor technologies

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NUSCALE Power for all humankind

24NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Key Competitive Advantage | NRC-Approved Emergency Planning Zone Strong regulatory advantages over other SMRs • Engaged with NRC on rule for advanced nuclear emergency preparedness • Completed all requirements to obtain approval (took ~7 years) • Process to obtain approval is rigorous and time consuming • Must have NRC-approved methodology to achieve site- boundary EPZ Pre-determined protective action plans a must for large publicly accessible areas Williams Power Station (Coal, 650 MW), S. Carolina Announced retirement date of 2028 Only SMR with NRC-Approved Proprietary Method for Calculating Site-Boundary EPZ

NuScale is Well-Positioned for Integrated Energy System Solutions

Enhancing the Power Grid

Grid Resiliency

- NuScale Power Modules (NPMs) not impacted by adverse weather
- On loss of offsite grid, modules can remain at power and be available to provide electricity at restoration

Mission-Critical Facilities

- Modules can provide highly reliable power to mission critical micro-grids (e.g., hospitals)
- Capable of supplying power without external grid connection

Energy Transition-Specific Opportunities

Coal Plant Replacement

- 130+ coal plants in the U.S., representing ~140+ GW of capacity, are planned for retirement through 2050

Carbon Capture & Sequestration (CCS)

- Our technology can provide 100% clean power and direct air capture for energy-intensive CCS facilities

Data Centers and AI

- Can provide solutions to support rapid growth in energy needs from machine learning

Support for Wind and Solar Development

- Capabilities well suited to intermittency needs and conventional renewable support in the face of scale and cost challenges

Hydrogen Production

- One module can produce 50 metric tons (Mt) of hydrogen per day

Water Desalination

- One module can provide ~77M gal of clean water per day

Going Beyond Baseload Electricity

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NUSCALE
Power for all humankind

NuScale Steam Production Can Satisfy Key Industrial Applications


Heat application processes
0ºC
300ºC
500ºC
650ºC
900ºC
Synthetic Fuels
Ammonia
Direct steelmaking manufacture
Thermochemical H, Production
Polymers
Methane reforming
Petrochemical
Petroleum refining
Shale and tar sands oil production
Pulp and paper production
District heating
Seawater desalination
Normal module output
Module + compression
Under evaluation

*Graphic adapted from *"International* Atomic Energy Agency, Opportunities for Cogeneration with Nuclear Energy, 2017, with additional data and input from industry

Accelerating power and heat generation

- Generate 250 MWt of thermal power via superheated steam (12-module generates 3 GWt)
- Yield ~500K lbs. of steam/hour at 1500 psia/500°C (2400 psia/650°C being evaluated)

Deploying solutions to new opportunities

- Study with Shell Global to assess hydrogen production using NuScale integrated system
- DOE announced award with Oakridge National Lab to perform study for major U.S. petrochemical with goal to produce scalable process heat

Expanding value from design advantages

- Site boundary EPZ minimizes heat-loss from transport process
- NuScale Power Module not impacted by corrosion from extremely high-temperatures

Capable of Providing Scaled Process Heat Without Using a High-Temp Reactor

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27NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Technology and Innovation Priorities Mission to improve quality of life fuels our technological development and innovation Poised for sustainable SMR regulatory and commercial leadership due to our unparalleled design safety features Safety, simplicity, and efficiency of module and plant designs drive important differentiators from traditional nuclear, renewables, and other potential SMRs Well-positioned for application expansion and to develop new solutions for attractive markets and customers

Nuclear: A Once-in-a- Generation Moment Maria Korsnick President and Chief Executive Officer, NEI

29NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. 24/7 Clean Energy Generation 0 Carbon Emissions ~100K Permanent Jobs

30NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. “Carbon-free nuclear power is an absolutely critical part of our decarbonization equation.” Jennifer Granholm Secretary U.S. Department of Energy

31NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. 200+ Nuclear related bills across the country

32NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. 300 gigawatts by 2050 3x Today

33NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Allies are deepening their nuclear energy commitments.

34NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Currently operating nuclear power Considering, planning, or starting nuclear power programs Global Demand Is Growing

35NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Russian and Chinese Influence Russia China Both Includes hard and soft MOUs, infrastructure development, and reactors contracted, proposed, or under construction. Excludes countries that have since renounced Russian and Chinese partnership.

NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Add a slide with: Historic demand is here for a reason. Idea for Content Team: NuScale Renderings

37NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Q&A

Clayton Scott Chief Commercial Officer Capturing Global Commercial Deployment Opportunities

39NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Business Development and Pipeline Priorities Ready with certified, approved and deployable technology Delivering for customers through readiness advantages to support their near- and long- term deployments Manufacturing first NuScale Power Modules (NPMs) for customers with clear strategy to capture near- term commercial opportunities Partner, developer, builder, owner, finance model developed with ENTRA1 partnership to accelerate plant deployments

40NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Blazing the Trail to Commercialization Positioned as SMR Technology Market Leader Over Near- and Long-term Standard design with scalable size and output Best-in-class product features for customers First-mover advantage in highly coveted U.S. and international markets Ongoing relative regulatory and deployment progress Well-Positioned to Compete

How We Win | Commercial Go-to-Market Strategy

Massive Addressable Market (16K+ GW)

Coal to Nuclear (RoPower)

Data Centers/AI (Standard Power)

Hydrogen Production (Shell)

Ammonia Production (Ukraine)

Steel Producers (Nucor)

Industrial Process Heat (Oakridge)

Baseload Electricity (CFPP)

Desalinization (Aquatech)

Direct Air Capture

Mission Critical Power

Strategy to Capture Market Share

Accelerating first-to-market advantage benefits

Deploying specific targeting strategy to focus on what we do best

Expanding pipeline with new applications and capabilities

Targeted Customers

Key Prospect Opportunities

- Large-scale industrial manufacturers
- Major utilities that include SMRs in their integrated resource plan (IRP)
- Coal power plants, oil refineries, chemical plants and data centers/AI

Attractive Characteristics

- Strong site selection readiness with clear path to site approval
- Demand and capacity for multiple plant configurations, leveraging our design standardization

Well-Positioned for New Customer Acquisitions as Only Near-term Deployable SMR

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NUSCALE™ Power for all humankind

42NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Inflation Reduction Act (IRA) Provides Significant Support for Advanced Nuclear and Incentivizes Plant Construction to Occur by 2032 Nuclear to Receive Federal Support Previously Only Available to Renewables 30% tax credit towards the building cost of carbon-free advanced nuclear power plants Potential 50% cost reduction for building an SMR at former coal sites 1. Or when CO2 emissions from electricity production are 75% below 2022 levels 2. In certain communities, e.g., coal plant communities Clean Electricity Tax Credits • 30% ITC (investment tax credit) • Technology-neutral tax credits • Start in 2025 and phased out in 20321 • 10% bonus for eligible facilities2 • 10% bonus for domestic content Loan Guarantee Expansion • DOE’s Loan Programs Office can employ up to $40B in additional loan authority • Additional $3.6B to cover loan guarantee costs Advanced Energy Project Credit • 30% ITC for qualifying manufacturers producing clean energy components • $10B extension cap, with $4B to be located in energy communities Clean Hydrogen Credit • $3/kg-H2 PTC for qualifying facilities • Must begin construction before 2033 • Available for 10 years

43NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Repurposing of Retired Coal Plants Represents Significant Opportunity for NuScale Coal-to-Clean Energy Transition Expected to Accelerate Insights from the U.S. DOE Coal-to-Nuclear Report1: • Construction cost savings are between 15 – 35% for a nuclear power plant to be built on a coal power plant site • 80% of 394 active and recently retired coal plant sites are candidates to host SMRs • $275M in new economic activity; 92% increase in direct tax revenues per plant, including 650 permanent jobs • The IRA places advanced nuclear on a level playing field with other zero-carbon generation sources • Additional tax incentives are available for projects in energy communities where coal mines or coal-fired power plants have closed 1. U.S. DOE, “Investigating Benefits and Challenges of Converting Retiring Coal Plants into Nuclear Plants, 2022 H.R.5376 -117th Congress (2021-2022): Inflation Reduction Act of 2022

Well-Positioned to Monetize Hydrogen Opportunity

Massive Opportunity

95% of the world's hydrogen is being produced using fossil fuels, especially natural gas

50 tons of hydrogen per day avoids ~460 tons of CO_2 emissions/day; 168K tons/year[1]

Ukraine Clean Fuels from SMRs Pilot Project

- U.S./Ukraine public-private partnership announced at COP27 with participation from Japanese and Korean industry
- Will assess and demonstrate the use of **NuScale's** SMR technology for commercial-scale production of hydrogen and ammonia
- Will produce ~0.5 metric tons of hydrogen/day and ~3 metric tons of ammonia/day

Enabling Decarbonization Across Many Sectors


Transportation
Electric Grid Infrastructure
Synthetic Fuels
Heat / Distributed Power
H2
Upgrading Oil
Chemical / Industrial Processes
Ammonia / Fertilizer
Metals Production

Our SMR Produces ~2.1kg of Hydrogen/Hour Without Carbon Emissions

1. Compared to hydrogen produced from natural gas

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45NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. ENTRA1-NuScale Model | One Stop Shop-Single Hub NuScale Power LLC (Technology Provider/ OEM) provides Nuclear Power Modules (NPMs) to ENTRA1 (Developer/Owner) to be installed in reactor building of ENTRA1 energy plants ENTRA1 Energy LLC (Developer/Owner) is an Independent Energy Producer utilizing the NuScale SMR Technology and NuScale standard plant design for its energy plants Energy Production Plants are developed and owned by ENTRA1 with NuScale-inside supplying safe, reliable, 24/7, carbon free, baseload, secured energy to a variety of offtakers/end-users Strategic Partnership to Accelerate NuScale’s Commercial Growth OIL REFINERIES HYDROGEN PRODUCTION DESALINATION NUSCALE PLANT WIND MISSION CRITICAL FACILITIES DATA CENTER/AI

46NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. ENTRA1 Has Robust Global Pipeline of Energy Plants, Powered By Our Technology Providing a Single Hub Solution to Meet Growing Consumer Energy Demand Development and Financing ENTRA1 develops and finances, while a plant is owned and operated by a utility company ENTRA1 entitled to developer fee and royalties throughout plant life ENTRA1 Provides Bespoke Structures to Meet the Unique Needs of Energy Consumers and Purchasers Build, Own, Operate (BOO) ENTRA1 owns and operates with energy sold under a long-term power purchase agreement (PPA) to an off-taker and to the spot market after the PPA term Build, Operate, Transfer (BOT) ENTRA1 owns, but operations are transferred to a utility company under a long-term operating lease TECHNOLOGY FINANCING OWNERSHIP OPERATION DEVELOPMENT/ EXECUTION POWER PRODUCTION HYDROGEN PRODUCTION WATER DESALINATION JOB CREATION LOCALIZATION ENERGY INDEPENDENCE DECARBONIZATION/ SUSTAINBILITY ECONOMIC IMPACT Exclusive Global Strategic Partner for Commercialization and Development of Energy Plants with NuScale SMR Technology

47NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Model Provides Repeatable Platform to Scale Our Technology Already Leveraging Partnership to Drive Module Sales Growth Targeted Customers Data Center Energy End-User • Infrastructure-as-a-Service (IaaS) solutions provider to advanced data processors How We Won the Business • Regulatory and manufacturing readiness to align with timing needs • Design and capacity to supply 1.8K+ MWe need for selected sites via 2 12-module, 924 MWe power plants • ENTRA1 provided solutions to de-risk projects Key Prospect Opportunities • Large-scale industrial manufacturers • Major utilities that include SMRs in their integrated resource plan (IRP) • Coal power plants, oil refineries, chemical plants and data centers/AI Attractive Characteristics • Strong site selection readiness with clear path to site approval • Demand and capacity for multiple plant configurations, leveraging our design standardization

48NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Robust Global Project Pipeline With Strong Long-term Growth Potential Leveraging Domestic and International Presence as First Commercially Available SMR Technology North America 70+ Europe 25+ Africa 5+ 120+ total customer leads Asia 10+ 15+ committed to proceed with new nuclear 3 committed customers1 Current Pipeline 1. As of 10/6/23, Contracted customers include Utah Associated Municipal Power Systems (UAMPS), RoPower Nuclear S.A. and ENTRA1 through Standard Power

49NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Business Development and Pipeline Priorities Ready with certified, approved and deployable technology Delivering for customers through readiness advantages to support their near- and long-term deployment needs Manufacturing first Nuclear Power Modules (NPMs) for customers with clear strategy to capture near-term commercial opportunities Partner, Developer, Builder, Owner, Finance model developed with ENTRA1 to accelerate pipeline growth

Tom Mundy Robust Supply Chain and Services President, VOYGR Services and Delivery

51NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Current Customer Project Engagement and Supply Chain Priorities Departmental restructuring and rigorous program management ensures all current and future projects are managed for profitability Established supply chain emphasizing long-term partnership enhances our ability to deliver for customers "Build-to-print” supply chain philosophy ensures security of supply and an ability to ramp up production to meet customer orders Strong long-term financial profile from providing recurring services and delivering NuScale Power Modules

52NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. The Only North American SMR in Production Mode Strong Program Management Drives Consistent Delivery of Modules and Services Manufactured in the factory and delivered to the customer site ✓ Established quality assurance and manufacturing programs ✓ Received American Society of Mechanical Engineers “N” Stamp; important verification of design and manufacturing capabilities ✓ Implemented teams to drive services growth and efficiency in design, manufacturing, testing, and turnover integration processes ✓ Made necessary component supplier investments ✓ Completed full scale NPM manufacturing trials Client Management for customer engagement Supply Chain for equipment Services for additional revenue opportunities 3 Dedicated Teams to Support Profitable Growth Efficient, Repeatable Manufacturing Process Pressure vessel & component manufacturing Pressure vessel & component transportation Piping, valves, sensors & cables to pressure vessels Ingot melt and forging Quality Assurance Manufacturing Program Supplier Readiness Manufacturing Trials

Customer Projects Update | CFPP and RoPower

NuScale Positioned to Lead in U.S. SMR Deployment

CARBON FREE POWER PROJECT

- Utah Associated Municipal Power Systems (UAMPS) is end-user for 6-module power plant
- Successfully prepared a high-quality design certification application culminating in the first SMR NRC design certification
- Completion, submittal and NRC docketing of a Standard Design Approval Application for a NuScale 77 MWe module
- First ever Limited Work Authorization (LWA) submitted; preparing to submit Combined Operating License Application (COLA)
- Completion of standard plant design
- Start of manufacturing of the first 6 NuScale Power Modules
- Developing level 2 cost estimate

NuScale Positioned to Lead in European SMR Deployment

RoPower

NUCLEARELECTRICA

- Deployment of a 6-module plant in Doicesti at the site of a retired coal plant
- U.S. Trade and Development Agency awarded a grant for front-end engineering and design (FEED) work
- In May 2023, the Biden administration announced a multinational public-private partnership that intends to provide ~$275M to **advance deployment of NuScale's SMR**
    - Commitments were made by entities from the U.S., Japan, Republic of Korea and the UAE
- Funding to support project activities ranging from procurement of long lead materials to completion of FEED work and more
- Received Romanian regulatory approval of Licensing Basis, which is another key milestone on the path towards commercial operation

Effectively Managing Our Scope of Work as We Establish Global SMR Leadership

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NUSCALE Power for all humankind

54NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Established, De-Risked Manufacturing Ecosystem Prepared to Deliver Mature Supply Chain Efficiently and Reliably Supports Commercial Deployment NuScale Power ModulesTM Fuel Assemblies Control Systems Module Protection System Sensors and Instrumentation Reactor Building Crane

55NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. “Build-to-Print” Philosophy Drives Ability to Quickly Scale New Customer Orders Supply Chain Strategic Priorities Accelerating program participation Deploying repetitive factory fabrication Expanding advanced manufacturing capabilities Establishing deep relationships with array of competent suppliers for designs and components • August 2023 suppliers meeting attended by 20+ suppliers currently supporting commercialization program • Suppliers have demonstrated ability to manufacture designs Leveraging standard design to employ repetitive assembly line capabilities • Investments and manufacturing trials for efficiency, scalability • No high-cost custom site needs • Not reliant on purpose-built factories Evaluating advanced methods to drive cost and timing optimization • Further reduction in overall costs and production schedules • Capable of quickly and reliably adding capacity through “build- to-print” design and production process

56NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC.

Strong Financial Profile from Services Provided and Delivering NuScale Power Modules


Select NuScale Services
= Revenue Timing
T-8
T-7
T-6
T-5
T-4
T-3
T-2
T-1
COD
T+1
T+2
T+3
T+4
T+5
Licensing & Support
Startup & Testing
Initial Training
Nuclear Equipment Inspection & Testing
Fuel Supply, Handling & Refueling Services
O&M Engineering Program Mgmt.
Requal Training Services
Design Engineering Mgmt.
Procurements & Spare Parts Mgmt.

Expecting to Create Services Value for All Customers

Revenue Source

- Diversified suite of services including licensing support, testing, training, fuel supply and program management

Competitive Advantage

- Developed and controlled design and licensing basis

Cash Revenue Timing

- Full 60+ year plant life plus pre-COD services

Recurring Revenue Model Begins ~8 Years Pre-COD and Spans 60+ Year Plant Life

Note: COD stands for Commercial Operation Date

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NUSCALE
Power for all humankind

58NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Current Customer Project Engagement and Supply Chain Priorities Departmental restructuring and rigorous program management ensures all current and future projects are managed for profitability Established supply chain emphasizing long-term partnership enhances our ability to deliver for customers "Build-to-print” supply chain philosophy ensures security of supply and an ability to ramp up production to meet customer orders Strong long-term financial profile from providing recurring services and delivering NuScale Power Modules

59NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Q&A

60NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Break

Carl Fisher Chief Operating Officer Consistent Delivery Through Operational Excellence

62NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Operational Excellence and Readiness Priorities Operational excellence philosophy fuels execution as we transition from R&D to commercialization Our focus on safety, quality, performance and delivery drives regulatory and program management leadership Technology, data, and processes are employed to ensure customer projects are performed efficiently, on schedule and on budget We are well-positioned to offer products and services to our customers

63NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Operational Excellence Journey to Fuel Commercial Success Focus on Safety, Quality and Performance to Drive Sustainable Value Creation • Commitment to producing deliverables consistent with plan the first time, underpinned by rigorous analytical measurement • Key learnings deployed in virtuous cycle of continuous improvement • Strategic, mature supply chain and partnerships with shared commitment to quality • Attracting and retaining top-tier engineering talent • Efficiency and flexibility at any site • Processes simplified and standardized in development of Nth-of-a- Kind (NOAK) plant that positions customers for timely and consistent execution • Effectively applying nuclear and industrial safety principles • Differentiated culture is a competitive advantage • Safety-first, value- added investment mindset Safety Quality Performance Best-in-Class Delivery

64NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Progress to Date and Operational Priorities Going Forward Clear Initiatives to Support Business Growth and Manufacturing Efficiency • Unmatched development and readiness for SMR deployment • Industry-leading certification and progress with regulators • Well-positioned to develop scalable, flexible, standardized plant design Accelerating First-of-a-Kind (FOAK) module advantages from established fuel source and supply chain ecosystem Deploying manufacturing trials and other key learnings and tools to ensure confidence in delivery plan Expanding capabilities to deliver best-in- class NOAK module Progress to Date Operational Priorities Enabling Business Development and NPM Delivery

65NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Strong Benefits from “Off-the-Shelf” Design Components and Inputs Delivering Quality and Performance With Competitive FOAK and NOAK Designs Mature supply development that uses conventional fuel and materials • Power module is factory fabricated to improve efficiency and timeliness Extensive, de-risked technology maturity for FOAK elements • Strong engineering and licensing advantages before customer construction starts Substantial investment in pre-project planning with ability to rapidly apply lessons learned • Meaningfully reduced capital risk for customers Standard NOAK design advantages to drive lower operating and maintenance costs • Experienced Engineering, Procurement, Construction (EPC) partners also give customers delivery confidence

66NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Operational Excellence and Readiness Priorities Our focus on safety, quality, performance and delivery drives regulatory and program management leadership Technology, data, and processes are employed to ensure customer projects are performed efficiently, on schedule and on budget We are well-positioned to offer products and services to our customers Operational excellence philosophy fuels execution as we transition from R&D to commercialization

Primer on NRC Process and Expectations Steve Burns Former NRC Chairman and Commissioner

68NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Origin and Purpose • The NRC was formed in 1975 to take the Atomic Energy Commission’s role in regulating of both nuclear facilities and radioactive materials • Under the Atomic Energy Act, the NRC’s objectives in regulation are to provide “reasonable assurance” of “adequate protection” of public health and safety and the common defense and security Structure • NRC is an “independent” agency – it reports to the President, not through another cabinet department • The five Presidentially appointed commissioners lead the agency, which has about 3,000 employees covering its various functions NRC’s Origin, Purpose and Structure NRC Headquarters Rockville, Maryland

69NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NRC Engagement in the International Sphere • NRC is active in the IAEA and OECD Nuclear Energy Agency • NRC has bilateral agreements with 45 countries world-wide and supports some 16 countries that are engaged in new or expanding nuclear power programs • NRC is involved in multilateral and bilateral efforts to improve the regulatory process and encourage greater harmonization • Newcomer countries will look to the experience of mature regulators like NRC with approval of designs

70NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Improving the Regulatory Process • NRC has focused on enhancing its readiness and capacity to license SMR and advance reactor technologies • NRC has focused on improved organization and communication, but faces some human resource challenges such as an aging work force • NRC has authority to incentivize staff recruitment and retention, but has been encouraged to improve benchmarking of its efforts • Although many of these efforts were self-initiated, NRC is also required by law to promulgate a new rule to address licensing of new technologies

71NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. The Licensing Process | “Original” Part 50 and “Newer” Part 52 Approaches • Under the two-step process in 10 CFR Part 50, an applicant must obtain a construction permit and then an operating license for a facility • The two-step approach allows deferral of some of the final design details until the operating license evaluation • Issued 10 CFR Part 52 in 1989 to provide for a combined license (COL) to authorize construction and operation of a plant to improve efficiency and certainty in the process • Except for Vogtle 3 & 4, all U.S. operating power reactors to date have been licensed under the two-step Part 50 process; all but one licensed under Part 50 came into operation, but took until the mid-1990s • Vogtle experienced rapid, successful operating license process

72NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Providing for Design Review Under Part 52 • Part 52 also provides for design certifications and standard design approvals (SDAs) that can be referenced in site-specific applications • NuScale successfully pursued a design certification (DC) for the US600 design, which ultimately led to adoption of an NRC rule certifying the design • Building on the DC, NuScale is seeking an SDA for the US460 to “uprate” the module’s capacity from 50 to 77 MWe • The SDA would provide NRC staff approval of the design – a step short of a formal rule, but still with great value

73NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NRC Experience with LWRs Versus Gen IV Designs • All operating nuclear power plants in the U.S. are “light water” reactors (LWRs) that use “normal” water as a coolant and neutron moderator • All 7 design certifications to date have been for LWRs • NuScale has had the advantage of completing the regulatory process in obtaining the design certification for the US600 • Although there is some early experience with non-LWR designs (often called Gen IV designs), consideration of these different technologies (e.g. molten salt, high temperature gas reactors, fast reactors) requires additional NRC resources and focus on their design aspects as well as the regulatory framework for their novel fuel source (i.e., HALEU)

74NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NuScale has Effectively Engaged the NRC • Both NRC (March 2022 report) and NuScale (February 2021 letter) examined lessons learned from the design certification review • NRC credited NuScale’s contribution to a number of best practices reflected in the review: ✓ Pre-application engagement to familiarize NRC with the design ✓ Development of a list of “highly challenging issues” ✓ Use of topical reports and provision of a regulatory gap analysis for unique areas of the design

75NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Q&A

Carrie Fosaaen Well-Positioned for Global Regulatory Leadership Vice President, Regulatory Affairs

77NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Proven advanced nuclear leadership with a history of achieving regulatory firsts Balanced approach to domestic and international regulatory harmonization Expertise drives successful regulator engagements and strategies to preserve the design and keep projects on schedule Clear short-term initiatives and long-term strategy that put customer value creation first Regulatory Licensing and Harmonization Priorities

78NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Rigor and Resources for Continued Regulatory Execution • 12,000+ pages • 14 topical reports • >2 million labor hours • >800 people • >50 supplier/partners to-dates • $500M+ invested to support design and licensing Completed Design Certification Application (DCA) for 12-module (50 MWe) design in December 2016 Docketed for review by U.S. Nuclear Regulatory Commission (NRC) in March 2017 NuScale Power Makes History as the First Ever SMR to Apply and Receive U.S. Nuclear Regulatory Commission Design Approval and Design Certification Received Standard Design Approval (SDA) in September 2020 Unmatched Validation & Regulatory Navigation First to Achieve Key U.S. SMR Licensing Landmark

79NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Safety Case and Important Elements from Prior Certification Unchanged Well-Positioned to Earn Second Design Approval Before Other SMRs Achieve First • Design features 77 MWe (250 MWth) module, which produces more power out of the same NPM the NRC previously approved • NRC accepted for formal review on July 31 • Streamlined, 24-month review schedule established for approval • Expected 2025 approval strongly aligned with customer timing needs SDA Application for 77 MWe Module Accepted for NRC Review

Unrivaled Licensing Progress

Sustained Advancement…

- Regulatory expertise developed over 15 years, which provided critical testing, validation, and regulatory know-how
- Industry-leading readiness and standardization enables regulators to seamlessly approve design and construction
- Received NRC approval of methods to assess plant safety and control room staffing level
- Demonstrated manufacturing and supply chain development which benefit from regulatory confidence in already approved inputs
- Design flexibility and scalability facilitates global regulatory adoption

…And a Clear Roadmap to Execute for Customers

2023	NRC Begins Review of 77 MWe SDA
2024	Leveraging Prior Approval for Swift Review
2025	NRC Approval of 77 MWe SDA
2026+	Ongoing Customer Licensing Support

Positioned for Ongoing Leadership in Highly Regulated Industry

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NUSCALE Power for all humankind

Harmonization Initiatives Help Streamline Global Deployment

How We Support

WORLD NUCLEAR ASSOCIATION

- CORDEL program driving global harmonization path
- NuScale a leader for licensing task force to help progress global advanced nuclear regulatory maturity

IAEA International Atomic Energy Agency

- Advanced nuclear licensing guidance advice and development

Developing Strong Regulatory Relationships

- Leveraging NRC design approval through bilateral agreements with mature regulators

Romania Poland Canada Ukraine

- Engaged with UK Office of Nuclear Regulation to more easily apply for future deployment

United Kingdom

- Promoting standardization through U.S. licensing leadership to support swift and efficient deployment

NuScale's U.S. Leadership Can Accelerate International Regulatory Process

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NUSCALE Power for all humankind

Leveraging Design Maturity and Licensing Expertise

Additional NRC Approval Requirements	Key NRC Considerations	Competitor Work Required	NuScale Work Required
Methodologies	Must demonstrate methods for features like safety-case, control room staffing, EPZs, etc.	Heavy	None Safety features and EPZ methodologies already approved and are 100% reusable as we scale
Buildings & Support Systems	Must demonstrate proposed site-specific requirements	Heavy	Light Minimal changes needed site-to-site
Construction & Operation	Must receive license to construct & operate each plant Must satisfy site-specific environmental requirements	Heavy	Light Work for first COLA submission can streamline ~50% of work required for all future COLA approvals

Minimizing Regulatory and Construction Risks

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Executing on Part 52 Licensing Pathway

Part 50 Pathway

Advantages

- Shorter construction wait period and customers finance design and construction

Disadvantages

- Subject to design re-reviews and rigid construction plans
- Costly demo plant prototype
- Construction permit **doesn't** give a safety finding
- Required second public hearing after Operating License Application

Part 52 Pathway

Advantages

- Mature, certified design
- De-risked construction

Disadvantages

- Construction must wait until design approval is obtained
- Higher regulatory costs pre-construction

Part 52 Ideal for Customers

Created from Industry Experience

- Aims to deal with well-understood long-term risks associated with Path 50
- Requires design maturity which is a key strength for NuScale
- Speaks to our holistic view of development which regulators and costumers appreciate

Operational Efficiency Facilitates Long-term Deployment

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NUSCALE
Power for all humankind

84NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Our Strategy and Approach is Very Familiar to NRC and Avoids Costly Potential Delays from Immature Designs Driving Successful Commercial Deployment by Prioritizing Design Maturity Delay cost for 1000 MWe plant ~$1M/day1 Additional cost $360M+1 1. Cohen, Bernard L., The Nuclear Energy Option at chapter 9 (Plenum Press, 1990)

85NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. 2024 Initiatives NRC Issuance of SDA • Utilize approved design certification as foundation • Provide justification for design changes • Optimize license content with focus on safety and de-risking Leveraging Experience and Know-How • First-of-a-Kind Limited Work Authorization (LWA) allowed us to start a construction early, supporting part 52 decision, and produced new information and capabilities to further expedite future approvals • Combined Operating License Application (COLA) preparation experience for new customers Long-term Strategy Accelerating review and approval times by producing high-quality regulatory applications Deploying resources to preserve design advantages and maintain standardization Expanding strong working relationships with regulators via demonstrated understanding of design, requirements, and unparalleled safety Well-Positioned for Continued Regulatory Leadership Short-term Initiatives Support Long-term Regulatory Strategy

86NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Proven advanced nuclear leadership with a history of achieving regulatory firsts Balanced approach to domestic and international regulatory harmonization Expertise drives successful regulator engagements and decisions to preserve the design and keep projects on schedule Clear short-term initiatives and long- term strategy that put customer value creation first Regulatory Licensing and Harmonization Priorities

Ramsey Hamady Chief Financial Officer Financial Strategy and Outlook

88NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NuScale’s recently signed agreement for 24 modules will continue to drive the company towards cash flow profitability ENTRA1 is NuScale’s exclusive global strategic partner for commercialization and development of power plants utilizing NPMs NuScale maintains a healthy cash position, and will continue to raise capital as we turn the corner from R&D to commercialization NuScale makes money by selling NPMs – NuScale does not build power plants nor sell power Revenue Model and Financial Overview

Current Financial Position

Q3'23 Cash In		Q3'23 Cash Out
~$54M	($18M) →	~$72M

	6/30/23		9/30/23
Total Cash Balance	~$215M		~$197M
Restricted Cash Balance	~$60M	+$19M →	~$79M

Strong, Debt-Free Balance Sheet Enables Access to Multiple Sources of Capital

Note: 9/30/23 cash balance and restricted cash balance are preliminary figures

NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC.

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NUSCALE Power for all humankind

Engaging a More Balanced Allocation of Capital

Expected Spending Breakdown[1]


~69%
~31%
2023E
SG&A
R&D
~45%
~55%
2026E

Strategic Priorities

Having already achieved US NRC design approval, NuScale R&D spend through 2026 focuses on VOYGR-12 & specific use cases

Even with reduced R&D spend compared to prior years, NuScale continues to lead SMR innovation with our VOYGR technology

NuScale intends to increase SG&A spend through 2026 as we enter new markets and grow our business

Investments in Sales and Marketing Supports Commercialization

1. Excludes cost-share awards

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91NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Cash Inflows Generated Early in Cycle While Revenue Recognized Later NPM Sales | Cash Generation Versus Revenue Recognition 39% 24% 16% 10% 11% 0% 100% 5% 2% 1% 17% 69% 5% 100% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Final Cash vs. GAAP Per 12-Module Plant ($M) Cash Income U.S. GAAP Revenue

92NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Partnership with Strategic Stakeholders Continued Support and Investment in the Success of NuScale Japan NuScale Innovation (JBIC, JGH, IHI) The US Government, through the DOE, has granted NuScale awards totaling $650M+ Fluor, a leading American EPC firm, is NuScale’s largest shareholder and a preferred provider of EPC services Nucor, a leading steel manufacturer and North Americas largest recycler, seeks to power Nucor Electric Arc Furnace Steel Mills with clean power from NuScale SMRs US Government Fluor Corporation Nucor Steel Chubu Electric Power Samsung C&T Doosan Enerbility GS Energy Japan Bank for International Cooperation, is a Japanese public financial institution and export credit agency JGC is a leading Japanese EPC firm with a strategic interest in providing support to NuScale IHI provides heavy manufacturing and is a preferred provider of containment vessels and steel composite walls Chubu, a major Japanese power utility, recently announced a direct investment in NuScale Samsung C&T is a leading global construction and engineering firm with a strategic investment in NuScale Doosan Enerbility is a Korean heavy industrial company, currently manufacturing our NuScale Power Modules GS Energy is a Korean integrated energy-specialized holding company, which supports deployment of NuScale powered plants, including regional delivery options

93NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NuScale makes money by selling NuScale Power Modules – NuScale does not build power plants nor sell power NuScale maintains a healthy cash position, and will continue to raise capital as we turn the corner from R&D to commercialization ENTRA1 is NuScale’s exclusive global strategic partner for commercialization and development of power plants utilizing NPMs NuScale’s recently signed agreement for 24 modules will continue to drive the company towards cash flow profitability Revenue Model and Financial Overview

94NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. Q&A

95NuScale Nonproprietary | Copyright © 2023 NuScale Power, LLC. NuScale is a Compelling Investment Opportunity Closing Remarks 120+ prospective customers around the world Robust Business Development Pipeline Strong Momentum in Nuclear and Massive Opportunity for NuScale Strong and growing global support for nuclear • Policies and global dynamics accelerating interest Nuclear is the only viable clean baseload power available to address the massive global need for 16K+ GW of carbon-free generation First-to-Market Advantage Years ahead of the competition • Only advanced nuclear technology with U.S Nuclear Regulatory design certification; $1.6B invested to date • No competitor has submitted for NRC approval; Submission to approval process takes at least 3 years Strategic Partnerships with Supply Chain Partners Experienced in Nuclear Established ecosystem of strategic partnerships who are experienced in nuclear, with continued government support Established and Licensed Fuel Supply NuScale SMR Technology operates with proven, approved, conventional LWR fuel Asset-Light with Recurring Revenues Capital light model focused on technology sales and recurring services • Competitive moat supported by robust IP portfolio, mature designs and committed manufacturing partners